UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2020

TENNECO INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12387	76-0515284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 10, 2020, SungHwan Cho notified Tenneco Inc. (the “Company”) that he was resigning from the Board of Directors of the Company (the “Board”) effective immediately. As previously disclosed, Mr. Cho was elected to the Board pursuant to the terms of that certain Shareholders Agreement dated October 1, 2018 among the Company, American Entertainment Properties Corp., Icahn Enterprises L.P. and Icahn Enterprises Holdings L.P. and was the IEP Group Designee (as defined in the Shareholders Agreement).

Mr. Cho informed the Board that he was resigning as a result of his disagreement with certain decisions made by the Board related to the Company’s strategy. Mr. Cho furnished the Company with the letter attached as Exhibit 17.1 to this Form 8-K in connection with his resignation. Following receipt of Mr. Cho’s resignation, the Board approved a decrease in the size of the Board of Directors from 11 to 10, effective immediately.

In response to Mr. Cho’s resignation letter, the Board issued the following statement:

“The Board thanks Mr. Cho for his service and contributions to Tenneco. The Board has been, and will continue to remain, focused on helping the Company navigate the current challenges pertaining to the coronavirus, as well as on strategic initiatives to create shareholder value.

With Mr. Cho’s resignation, the Tenneco Board now comprises 10 directors, eight of whom are independent and all of whom are seasoned leaders focused on creating value for the benefit of all shareholders.”

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

17.1	Letter of Resignation from SungHwan Cho.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2020	TENNECO INC.

	By:	/s/ Brandon B. Smith
	Name:	Brandon B. Smith
	Title:	Senior Vice President, General Counsel and Corporate Secretary